                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3


                                               Distribution Date:      2/15/02


Section 5.2 - Supplement                                                  Class A        Class B      Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                          0.00           0.00           0.00               0.00

(ii)   Monthly Interest Distributed                                   2,336,250.00     136,149.60      72,292.05       2,544,691.65
       Deficiency Amounts                                                     0.00           0.00                              0.00
       Additional Interest                                                    0.00           0.00                              0.00
       Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)  Collections of Principal Receivables                          69,505,004.61   3,949,119.91   5,528,835.27      78,982,959.79

(iv)   Collections of Finance Charge Receivables                      6,271,154.14     356,313.04     498,844.34       7,126,311.52

(v)    Aggregate Amount of Principal Receivables                                                                  24,491,308,904.47

                                                Investor Interest   450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36
                                                Adjusted Interest   450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36

                                                     Series
       Floating Investor Percenta                          2.09%            88.00%          5.00%          7.00%            100.00%
       Fixed Investor Percentage                           2.09%            88.00%          5.00%          7.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.24%
                30 to 59 days                                                                                                 1.40%
                60 to 89 days                                                                                                 1.08%
                90 or more days                                                                                               2.29%
                                                                                                                  ------------------
                                                Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                        2,352,378.40     133,656.91     187,121.96       2,673,157.27

(viii) Investor Charge-Offs                                                   0.00           0.00           0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                             0.00           0.00           0.00

(x)    Net Servicing Fee                                                375,000.00      21,306.67      29,829.70         426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.45%

(xii)  Reallocated Monthly Principal                                                         0.00           0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)                 450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36

(xiv)  LIBOR                                                                                                               1.82000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                                5,896,154.14     335,006.38     469,014.64       6,700,175.15

(xxii) Certificate Rate                                                   6.23000%       6.39000%       2.34500%


       By:
                --------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                          Distribution Date:           2/15/02



Section 5.2 - Supplement                                             Class A        Class B         Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00           0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                             2,740,833.33     160,416.67        96,821.18           2,998,071.18
       Deficiency Amounts                                               0.00           0.00                                    0.00
       Additional Interest                                              0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                    84,950,561.19   4,826,736.43     6,757,431.00          96,534,728.63

(iv)   Collections of Finance Charge Receivables                7,664,743.94     435,496.82       609,695.54           8,709,936.30

(v)    Aggregate Amount of Principal Receivables                                                                  24,491,308,904.47

                                            Investor Interes  550,000,000.00  31,250,000.00    43,750,000.00         625,000,000.00
                                            Adjusted Interes  550,000,000.00  31,250,000.00    43,750,000.00         625,000,000.00

                                                 Series
       Floating Investor Percentage                   2.55%           88.00%          5.00%            7.00%                100.00%
       Fixed Investor Percentage                      2.55%           88.00%          5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.24%
                30 to 59 days                                                                                                 1.40%
                60 to 89 days                                                                                                 1.08%
                90 or more days                                                                                               2.29%
                                                                                                                -------------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                  2,875,129.15     163,359.61       228,703.46           3,267,192.22

(viii) Investor Charge-Offs                                             0.00           0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00           0.00             0.00

(x)    Net Servicing Fee                                          458,333.33      26,041.67        36,458.33             520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.45%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)           550,000,000.00  31,250,000.00    43,750,000.00         625,000,000.00

(xiv)  LIBOR                                                                                                               1.82000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          7,206,410.61     409,455.15       573,237.21           8,189,102.97

(xxii) Certificate Rate                                             5.98000%       6.16000%         2.57000%



       By:
                ------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                         Distribution Date:         02/15/2002


Section 5.2 - Supplement                                                 Class A        Class B       Collateral          Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                         0.00           0.00           0.00                0.00

(ii)   Monthly Interest Distributed                                  2,434,132.89     141,813.47      72,527.23        2,648,473.59
       Deficiency Amounts                                                    0.00           0.00                               0.00
       Additional Interest                                                   0.00           0.00                               0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                         63,633,067.37   3,615,495.88   5,061,885.90       72,310,449.15

(iv)   Collections of Finance Charge Receivables                     5,741,353.10     326,211.50     456,713.40        6,524,278.00

(v)    Aggregate Amount of Principal Receivables                                                                  24,491,308,904.47

                                                Investor Interest  411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86
                                                Adjusted Interest  411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86

                                                        Series
       Floating Investor Percentage                        1.91%           88.00%          5.00%          7.00%             100.00%
       Fixed Investor Percentage                           1.91%           88.00%          5.00%          7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.24%
                30 to 59 days                                                                                                 1.40%
                60 to 89 days                                                                                                 1.08%
                90 or more days                                                                                               2.29%
                                                                                                                  ------------------
                                                       Total Receivables                                                    100.00%

(vii)  Investor Default Amount                                       2,153,644.24     122,365.50     171,318.18        2,447,327.92

(viii) Investor Charge-Offs                                                  0.00           0.00           0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                            0.00           0.00           0.00

(x)    Net Servicing Fee                                               343,319.17      19,506.67      27,310.37          390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.45%

(xii)  Reallocated Monthly Principal                                                        0.00           0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)                411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86

(xiv)  LIBOR                                                                                                               1.82000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                               5,398,033.93     306,704.84     429,403.03        6,134,141.80

(xxii) Certificate Rate                                                  7.09000%       7.27000%       2.57000%



       By:
                ----------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President